Exhibit 10(a)28

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

THE SOUTHERN COMPANY

Effective as of January 1, 2010, the following are the annual base salaries of the current Chief Executive Officer and Chief Financial Officer of The Southern Company (the “Company”) and certain other current or former executive officers of the Company who served as such during 2009.

David M. Ratcliffe                                                                                         $1,163,351
President and Chief Executive Officer
W. Paul Bowers                                                                                                $634,944
Executive Vice President and Chief Financial
Officer
Thomas A. Fanning                                                                                         $704,566
Executive Vice President and Chief Operating
Officer
Charles D. McCrary                                                                                         $701,977
Executive Vice President of the Company,
President and Chief Executive Officer of Alabama
Power Company
Michael D. Garrett                                                                                            $695,402
Executive Vice President of the Company,
President and Chief Executive Officer of Georgia
Power Company